EXHIBIT 99.1

SIXTH AMENDMENT TO CREDIT AGREEMENT

This SIXTH AMENDMENT TO CREDIT AGREEMENT dated as of March 3, 2006 (this “Amendment”), among AFFINITY GROUP, INC. (the “Borrower”), THE GUARANTORS PARTY HERETO (the “Guarantors”), THE LENDERS PARTY HERETO (the “Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE, as Syndication Agent (the “Syndication Agent”), CANADIAN IMPERIAL BANK OF COMMERCE (“CIBC”), as Administrative Agent (the “Administrative Agent”), and GENERAL ELECTRIC CAPITAL CORPORATION, as Documentation Agent (the “Documentation Agent” and together with the Administrative Agent and the Syndication Agent, the “Agents”).

WHEREAS, the Credit Agreement (as defined below) provides that the Lenders may make Revolving Credit and Term Loans to the Borrower, and that the Issuing Lender may issue Letters of Credit;

WHEREAS, the Credit Parties wish to amend the Credit Agreement to revise the definition of consolidated Fixed Charges Ratio and Permitted Tax Distribution; and

WHEREAS, the Credit Parties have also requested that the Lenders consent to an amendment to the covenant restricting transactions with affiliates to permit a joint venture arrangement between Camping World and FreedomRoads Holding Company, an affiliate of the Credit Parties (“FRH”);

NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties hereby agree as follows:

1.                                       Reference to Credit Agreement. Reference is made to the Amended and Restated Credit Agreement dated as of June 24, 2003, as amended by the First Amendment to Credit Agreement dated as of February 18, 2004, the Second Amendment to Credit Agreement dated as of June 30, 2004, the Third Amendment to Credit Agreement dated as of November 12, 2004, the Fourth Amendment to Credit Agreement dated as of March 24, 2005 and the Fifth Amendment to Credit Agreement dated as of November 13, 2005, among the Borrower, the Guarantors, the Lenders, the Syndication Agent, the Administrative Agent and the Documentation Agent (as amended on or prior to the date hereof and as it may be further amended or amended and restated from time to time, the “Credit Agreement”). Capitalized terms used herein which are defined in the Credit Agreement have the same meanings herein as therein, except to the extent that such meanings are amended hereby.

2.                                       Amendments to Credit Agreement. The Credit Parties, the Lenders, and the Agents agree that the Credit Agreement is hereby amended as follows:

(a)                                  The definition of “Consolidated Fixed Charges Ratio” is hereby by amended adding the following at the end of clause (b)(iii):  “(but excluding any accrued tax liability not paid in cash resulting from the election by the Borrower to be treated as an “S Corporation” under the Code or from the election by the Borrower to treat any of the Guarantors as “Qualified Subchapter S Subsidiaries” under the Code).”

(b)                                 The definition of “Permitted Tax Distributions” is hereby amended by deleting it in its entirety and replacing it with the following:

“Permitted Tax Distributions” means, for so long as the Borrower is an “S corporation” or a substantially similar pass-through entity for federal income tax purposes, distributions to the Holding Company (or any successor entity or other entity that owns, directly or indirectly, all of the outstanding common stock of the Borrower) in respect of any fiscal year equal to the amount based on reasonable estimates, of federal, state and local income taxes that the Borrower would be required to pay with respect to such fiscal year calculated as if, for such fiscal year, the Borrower were treated as a “C corporation” domiciled in the State of California rather than as an “S corporation”, and assuming further, solely for the purpose of the tax calculation herein, that any and all Restricted Junior Payments made by the Borrower pursuant to Section 7.6(a)(i) or the interest component of any and all Restricted Junior Payments made by the Borrower pursuant to Section 7.6(a)(iii)(A) shall be deemed to be payments of interest by the Borrower (for avoidance of doubt, any amounts accrued in respect of interest on the Holding Company Notes (but not paid in cash) shall not be treated as payable by the Borrower).

(c)                                  Section 7.7 of the Credit Agreement is hereby amended by adding the following subsection (vii) to the proviso contained therein:

(vii)                           Camping World, Inc. may enter into and perform under that certain Joint Venture Agreement to be dated on or about March 6, 2006 with FRH in the form delivered to the Administrative Agent; provided that all transactions thereunder shall be upon fair and reasonable terms no less favorable to such Credit Party than it would obtain in a comparable arms-length transactions and shall be pursuant to written agreements.

3.                                       No Default; Representations and Warranties, etc. The Credit Parties hereby confirm that: (a) the representations and warranties of the Credit Parties contained in Article 4 of the Credit Agreement are true on and as of the date hereof as if made on such date; (b) the Credit Parties are in compliance in all material respects with all of the terms and provisions set forth in the Credit Agreement on their part to be observed or performed thereunder; and (c) after giving effect to this Amendment, no Event of Default, nor any event which with the giving of notice or expiration of any applicable grace period or both would constitute such an Event of Default, shall have occurred and be continuing.

4.                                       Conditions to this Amendment. This Amendment shall not become effective until the date on which each of the following conditions is satisfied or waived in writing by the Required Lenders:

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(a)                                  Counterparts of Amendment. The Administrative Agent shall have received from the Credit Parties and the Required Lenders either (i) a counterpart of this Amendment signed on behalf of the Lenders which are parties to the Credit Agreement or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such parties have signed counterparts of such Agreements.

(b)                                 Other Documents. The Administrative Agent shall have received such other documents as any Agent or Special Counsel shall have reasonably requested.

(c)                                  Expenses. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, all reasonable expenses, including legal fees and disbursements incurred by the Administrative Agent in connection with this Amendment and the transactions contemplated hereby and the reimbursement or payment of all other out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

5.                                       Miscellaneous.

(a)                                  Loan Documents Effective. Except to the extent specifically amended or waived hereby, the Credit Agreement, the Loan Documents and all related documents shall remain in full force and effect. Whenever the terms or sections amended hereby shall be referred to in the Credit Agreement, Loan Documents or such other documents (whether directly or by incorporation into other defined terms), such defined terms shall be deemed to refer to those terms or sections as amended by this Amendment. The foregoing waivers shall apply solely to the provisions of the Credit Agreement specified herein for the periods and purposes specified herein. Nothing herein shall be deemed to constitute a modification, amendment or waiver of any other term or condition of the Credit Agreement.

(b)                                 Further Assurances. Upon request from the Administrative Agent, the Credit Parties hereby agree to execute such amendments, supplements or modifications to the Collateral Documents to account for the transactions contemplated by this Amendment.

(c)                                  Counterparts. This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument.

(d)                                 Governing Law. This Amendment shall be governed by the laws of the Commonwealth of Massachusetts and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment which shall be deemed to be a sealed instrument as of the date first above written.

BORROWER

AFFINITY GROUP, INC.

By:	/s/ Thomas F. Wolfe
Name:	Thomas F. Wolfe
Title:	Senior Vice President and
Chief Financial Officer

SUBSIDIARIES/GUARANTORS

AFFINITY ADVERTISING, LP

By:	VBI, INC., its General Partner

By:	/s/ Thomas F. Wolfe
Name:	Thomas F. Wolfe
Title:	Senior Vice President and
Chief Financial Officer

AFFINITY BROKERAGE, INC.
AFFINITY ROAD AND TRAVEL CLUB, INC.
ARU, INC.
CAMP COAST TO COAST, INC.
CAMPING REALTY, INC.
CAMPING WORLD, INC.
CAMPING WORLD INSURANCE SERVICES OF NEVADA, INC.
CAMPING WORLD INSURANCE SERVICES OF TEXAS, INC.
COAST MARKETING GROUP, INC.
CWI, INC.
CW MICHIGAN, INC.
EHLERT PUBLISHING GROUP, INC.
GOLF CARD INTERNATIONAL CORP.
GOLF CARD RESORT SERVICES, INC.
GSS ENTERPRISES, INC.
POWER SPORTS MEDIA, INC.
TL ENTERPRISES, INC.
VBI, INC.

By:	/s/ Thomas F. Wolfe
Name:	Thomas F. Wolfe
Title:	Senior Vice President and
Chief Financial Officer

AGREEMENT OF HOLDING COMPANY AND

RATIFICATION OF NONRECOURSE GUARANTY

The undersigned hereby agrees to the provisions of Section 2 above and as guarantor hereby acknowledges and consents to the foregoing Amendment as of the date hereof, and agrees that the Amended and Restated Nonrecourse Guaranty and Pledge Agreement dated as of March 24, 2005 (as amended, supplemented or otherwise modified) remains in full force and effect, and the undersigned confirms and ratifies all of its obligations thereunder.

AFFINITY GROUP HOLDING INC.

By:	/s/ Thomas F. Wolfe
Name:	Thomas F. Wolfe
Title:	Senior Vice President and
Chief Financial Officer

ADMINISTRATIVE AGENT and
SYNDICATION AGENT

CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent and Syndication Agent

By:	/s/ George Knight
Name:	George Knight
Title:	Canadian Imperial Bank of
Commerce Authorized Signatory